           As filed with the Securities and Exchange Commission on March 9, 2001
                                                      Registration No. 333-56576
================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------

                                 SELECTICA, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                            77-0432030
  (State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                            Identification No.)

                              3 WEST PLUMERIA DRIVE
                         SAN JOSE, CALIFORNIA 95134-2111
               (Address of principal executive offices) (Zip Code)

                               -------------------

                                 SELECTICA, INC
                           1999 EQUITY INCENTIVE PLAN
                            (Full title of the Plan)

                               -------------------

                                 STEPHEN BENNION
                             CHIEF FINANCIAL OFFICER
                                 SELECTICA, INC.
                              3 WEST PLUMERIA DRIVE
                             SAN JOSE, CA 95134-2111
                     (Name and address of agent for service)

                                 (408) 570-9700
          (Telephone number, including area code, of agent for service)

                               -------------------

     This Post-Effective Amendment No. 1 to the Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 8. Exhibits

        Exhibit Number     Exhibit
        --------------     -------
              4*           Instrument  Defining  Rights of  Stockholders.  Reference is made to  Registrant's
                           Registration  Statement No. 0-26130 on Form 8-A, which is  incorporated  herein by reference pursuant to Item 3(c) of this Registration Statement.
              5*           Opinion and consent of Gunderson Dettmer Stough  Villeneuve  Franklin & Hachigian,
                           LLP.
            23.1           Consent of Ernst & Young LLP, Independent Auditors.
            23.2*          Consent of Gunderson  Dettmer Stough  Villeneuve  Franklin & Hachigian,  L.L.P. is
                           contained in Exhibit 5.
             24*           Power of Attorney. Reference is made to page II-4 of this Registration Statement.

* Incorporated by reference to Registration Statement No. 333-56576 on Form S-8 filed with the SEC on March 6, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on this 9th day of March, 2001.

                                      SELECTICA, INC.


                                      By: /s/ Rajen Jaswa*
                                          --------------------------------------
                                           Rajen Jaswa
                                           Chairman of the Board,
                                           Chief Executive Officer and President


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of Selectica, Inc., a Delaware corporation, do hereby constitute and appoint Rajen Jaswa and Stephen Bennion, and either of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                                     Title                                  Date
           ---------                                     -----                                  ----
       /s/ Rajen Jaswa*                President, Chief Executive Officer                   March 9, 2001
--------------------------------       and Chairman of the Board
          Rajen Jaswa                  (Principal Executive Officer)



      /s/ Stephen Bennion*             Chief Financial Officer, Executive Vice              March 9, 2001
-------------------------------        President of Finance, and Secretary of the
        Stephen Bennion                Board (Principal Financial and Accounting
                                       Officer)

           Signature                                     Title                                  Date
           ---------                                     -----                                  ----
     /s/ Dr. Sanjay Mittal*                             Director                            March 9, 2001
------------------------------------
       Dr. Sanjay Mittal



       /s/ Betsy Atkins*                                Director                            March 9, 2001
------------------------------------
         Betsy Atkins



        /s/ John Fisher*                                Director                            March 9, 2001
------------------------------------
          John Fisher



       /s/ Michael Lyons*                               Director                            March 9, 2001
------------------------------------
         Michael Lyons



    /s/ Thomas Neustaetter*                             Director                            March 9, 2001
------------------------------------
      Thomas Neustaetter


*By:  /s/ Stephen Bennion                                                                   March 9, 2001
   ---------------------------------
          Attorney-in-Fact

                                  EXHIBIT INDEX



Exhibit Number     Exhibit
--------------     -------
      4*           Instrument  Defining  Rights of  Stockholders.  Reference is made to  Registrant's
                   Registration  Statement No. 0-26130 on Form 8-A, which is  incorporated  herein by reference pursuant to Item 3(c) of this Registration Statement.
      5*           Opinion and consent of Gunderson Dettmer Stough  Villeneuve  Franklin & Hachigian,
                   LLP.
    23.1           Consent of Ernst & Young LLP, Independent Auditors.
    23.2*          Consent of Gunderson  Dettmer Stough  Villeneuve  Franklin & Hachigian,  L.L.P. is
                   contained in Exhibit 5.
     24*           Power of Attorney. Reference is made to page II-4 of this Registration Statement.

* Incorporated by reference to Registration Statement No. 333-56576 on Form S-8 filed with the SEC on March 6, 2001.